UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): February 19, 2009
FURNITURE BRANDS INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-00091 (Commission File Number)	43-0337683 (I.R.S. Employer Identification No.)

1 North Brentwood Blvd., St. Louis, Missouri (Address of principal executive offices)	63105 (Zip Code)
(314) 863-1100
(Registrant’s telephone number, including area code)
None
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(a) On February 19, 2009, T. Scott King resigned from the Board of Directors of Furniture Brands International, Inc. (the “Company”) effectively immediately. Mr. King served as a member of the Human Resources Committee. In submitting his resignation, Mr. King informed the Company that his resignation was primarily due to other business commitments, and in part, due to a difference of opinion regarding the Company’s future executive compensation policies and practices.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: February 25, 2009

Furniture Brands International, Inc. (Registrant)
By:	/s/ Jon D. Botsford
Name:	Jon D. Botsford
Title:	Senior Vice President and General Counsel